LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 25, 2014 TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

Effective on or about September 8, 2014, the following replaces the disclosure in each fund’s Statement of Additional Information in the second paragraph of the section titled “Custodian and Transfer Agent”:

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the funds’ transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

SCHEDULE A

Fund	Date of Statement of Additional Information
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset SMASh Series EC Fund	March 1, 2014
Western Asset SMASh Series C Fund	March 1, 2014
Western Asset SMASh Series M Fund	March 1, 2014
Western Asset Municipal High Income SMASh Fund	November 27, 2013

Please retain this supplement for future reference.

LMFX016527